SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
 TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2010

AMALGAMATED PICTURES CORP.

(Exact name of registrant as specified in its charter)

Florida	000-51871	20-2521015

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 JA Ely Blvd, Suite 110 Dania Beach, Florida	33004

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 600-4449

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

Extension of Expiration Date of Warrants

            On December 31, 2010, the Board of Directors of Amalgamated Pictures Corp. (the "Company") approved extending the expiration date of the Company's Common Stock Warrants from December 31, 2010 to December 31, 2011.

            The price to exercise the warrants will remain unchanged at $0.60 per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED PICTURES CORP.
By:	/s/ Avery Pack

Avery Pack
President
Date : January 3, 2011